UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Dover Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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DOVER CORPORATION Shareholder Meeting to be held on 5/7/09 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Notice and Proxy Statement • Annual Report (including Form 10-K) You are receiving this communication because you hold shares in the • Form of Proxy Card above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 4/23/09. DOVER CORPORATION HOW TO VIEW MATERIALS VIA THE INTERNET 280 PARK AVENUE, 34W NEW YORK, NY 10017 Have the 12 Digit Control Number (located on page 3 of 4) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET : www.proxyvote.com 2) BY TELEPHONE : 1-800-579-1639 3) BY E-MAIL* : sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the page 3 of 4) in the subject line. R1ZDV1 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 5/7/09 Many shareholder meetings have attendance requirements Meeting Time: 1:00 p.m. local time including, but not limited to, the possession of an attendance For holders as of: 3/10/09 ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting Meeting Location: attendance. At the meeting, you will need to request a ballot to vote these shares. Embassy Suites Palm Desert 74-700 Highway 111 Palm Desert, California 92260 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Meeting Directions: Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Exit Palm Springs Regional Airport, left on El Cielo, left on Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions. Ramon, right on Gene Autry to Hwy 111 (Palm Canyon Drive), left on Hwy 111 for 15 miles, Embassy Suites is on left just past Deep Canyon and before Cook Street. For directions from other local airports, go to www.embassysuites.com.

Voting items

The Board of Directors recommends a vote FOR each director under Item 1.

1. Election of Directors

Nominees:

1a. D. H. Benson

1b. R. W. Cremin

1c. T. J. Derosa

1d. J-P. M. Ergas

1e. P. T. Francis

1f. K. C. Graham

1g. J. L. Koley

1h. R. A. Livingston

1i. R. K. Lochridge

1j. B. G. Rethore

1k. M. B. Stubbs

1l. M. A. Winston

The Board of Directors recommends a vote FOR Items 2 and 3.

2. To approve amendments to the 2005 Equity and Cash Incentive Plan.

3. To approve amendments to the Executive Officer Annual Incentive Plan.

The Board of Directors recommends a vote AGAINST Item 4.

4. To act upon a shareholder proposal regarding a climate change report.

The Board of Directors recommends a vote FOR Item 5.

5. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Dover Corporation for 2009.

R1ZDV3